GE INVESTMENTS FUNDS, INC.

International Equity Fund

Supplement Dated December 28, 2011

To the Statutory Prospectus Dated May 1, 2011

and

To the Summary Prospectus Dated May 1, 2011

International Equity Fund

At a meeting held on December 9, 2011, the Board of Directors of the GE Investments Funds, Inc. approved the liquidation and dissolution of the GE Investments International Equity Fund (the “Fund”). As a result, a plan will be implemented to liquidate the assets of the Fund and to cease Fund operations after the proceeds are paid to remaining shareholders. The liquidation of the Fund is expected to occur on or about April 30, 2012 (the “Liquidation Date”). Any shares of the Fund outstanding on the Liquidation Date will be automatically redeemed on the Liquidation Date.

This supplement should be retained with your Prospectus and Summary Prospectus for future reference.